Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Ronco Corporation (f/k/a Fi-Tek VII, Inc.) (the "Company") on Form 10-KSB/A for the period ending June 30, 2004 (the "Report"), I, Evan J. Warshawsky, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirement of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the Company's financial condition and results of operations.

/s/Evan J. Warshawsky	Dated: January 20, 2006
Evan J. Warshawsky
Chief Financial Officer

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Ronco Corporation (f/k/a Fi-Tek VII, Inc.) (the "Company") on Form 10-KSB/A for the period ending June 30, 2004 (the "Report"), I, Richard F. Allen, Sr., President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirement of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the Company's financial condition and results of operations.

/s/Richard F. Allen, Sr.	Dated: January 20, 2006
Richard F. Allen, Sr.
President and Chief Executive Officer